Putnam
Europe
Equity
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-04

[GRAPHIC OMITTED: CURRENCY]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 17, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. With these new Trustees in place, we also announce the retirement of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended December 31, 2004, Putnam Europe Equity
   Fund's class A shares had a total return of 17.45% without sales charges and 11.28% with maximum sales charges reflected.

 * The fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, returned 17.32% for the period.

 * The average return for the fund's Lipper category, European Region Funds, was 16.92%.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 12/31/04
--------------------------------------------------
Class A
(inception 9/7/90)            NAV       POP
--------------------------------------------------
6 months                    17.45%    11.28%
--------------------------------------------------
1 year                      18.37     12.17
--------------------------------------------------
5 years                     -8.72    -13.51
Annual average              -1.81     -2.86
--------------------------------------------------
10 years                   152.02    138.83
Annual average               9.68      9.10
--------------------------------------------------
Annual average
(life of fund)              10.21      9.79
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Performance commentary

Benefiting from a favorable environment for European stocks and the strength of the euro, your fund delivered double-digit returns for the first six months of fiscal 2005. Results at net asset value (NAV, which does not reflect sales charges) were in line with those of the benchmark and slightly ahead of the average for the fund's Lipper category. We believe our stock selection decisions were the key contributor to this performance; however, the portfolio's sector weightings also played an important role. Country weightings played a lesser role, but enhanced the fund's currency positioning, which proved helpful to returns as the U.S. dollar weakened. While European stocks face some challenges ahead, we think that they continue to offer advantages over U.S. stocks.

FUND PROFILE

Putnam Europe Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in European markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe to be their true worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in European markets.


Market overview

European markets performed well during the semiannual period, outperforming the U.S. market from July 1 through December 31. Continental Europe had modest, but slightly accelerating economic growth. The European Central Bank has refrained from raising interest rates because of a subpar recovery and because the strength of the euro choked off inflationary pressures. In the United Kingdom, which experienced more vigorous economic growth, the Bank of England raised rates to 4.75% in August 2004, completing a series of five rate increases intended to forestall price inflation.

With inflation subdued and interest rates stable in Europe, financial stocks performed well. Consumer cyclical stocks underperformed as consumer spending remained lackluster both in Europe and among North American consumers who buy European exports. Stocks in the telecommunications sector performed very well as investors began to recognize their strong cash flow support and increasing willingness to return cash to shareholders.

The slower pace of growth in the global economy, as both the United States and Asia shifted to a lower gear, influenced the performance of stocks in the energy and basic materials sectors. As demand for oil and construction materials peaked and subsided, the performance of stocks in the basic materials and energy sectors appeared to follow suit.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI Europe Index (European stocks)                                    17.32%
-------------------------------------------------------------------------------
MSCI Pacific Index (Asian stocks)                                       9.97%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      7.19%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             10.83%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.18%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.61%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.06%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 12.06%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/04.
-------------------------------------------------------------------------------


Strategy overview

In constructing the portfolio we emphasized what we considered to be high-quality companies that generate abundant free cash flow. During the period, European companies had to confront sluggish conditions in Europe, slowing activity in Asia, and a likely drop in U.S. demand for European goods as the dollar weakened. We believe that those companies that face these challenges by controlling costs or restructuring will be best positioned to maintain earnings growth. We strive to own stocks of such companies when they offer attractive valuations and appreciation potential.

With regard to sector- and country-weighting decisions, the portfolio's most noteworthy overweight (relative to the benchmark index) was in telecommunications stocks. Early in 2004, these stocks were unusually inexpensive for two reasons -- many market analysts estimated decelerating growth in wireless service, and governments with major stakes in former national telephone monopolies were poised to sell some of their positions. We built positions in several telecommunications stocks due to their attractive valuations. In the energy and basic materials sectors, we trimmed our overweight in energy stocks and took profits in the basic materials sector, believing that the prices of these stocks fully reflected peak earning levels. The portfolio also had a small overweight to consumer cyclicals and an underweight to financials.

With regard to countries, the portfolio had underweight exposure to the United Kingdom because British stocks generally had less upside potential, in our view. On the other hand, we had overweight exposure to France because we found companies across many industries there that are taking steps to cut costs. The fund also had an overweight to Switzerland because of our positive outlook for Swiss pharmaceutical stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                        as of 6/30/04       as of 12/31/04

France                      22.7%                21.2%

United Kingdom              26.3%                17.1%

Switzerland                 19.2%                15.8%

Netherlands                  5.1%                 9.2%

Italy                        4.3%                 7.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The portfolio's emphasis on the telecommunications sector helped the fund's results substantially, as this sector was one of the strongest in European markets. Individual holdings included France Telecom, Vodafone Group of the United Kingdom, Deutsche Telekom of Germany, and Telecom Italia of Italy. These stocks benefited from growing demand for wireless telephone service and ADSL lines. Also, the French government's decision to sell a portion of its stake in France Telecom in the summer of 2004 eliminated an overhang that was contributing to market uncertainty, and made it easier for the stock price to advance. The German government made a similar decision to sell shares in Deutsche Telekom. We continue to expect strong cash flow and higher dividend payouts from these companies and are continuing to overweight the sector, relative to the benchmark index.

Our positioning in the consumer staples sector also contributed to the fund's results in the fiscal period. The portfolio was underweighted in this sector, which generally lagged in European markets, but two fund holdings did better than the overall sector. One was Carrefour of France, a multinational company that operates large grocery markets, called hypermarkets, in different regions of the world. Carrefour outperformed the sector and reached the price target we had set for it; consequently, we decided to take profits on the entire position. Altadis, a tobacco company based in Spain and France, also outperformed the sector during the period and it remains a portfolio holding.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS
OF 12/31/04]

TOP INDUSTRY WEIGHTINGS AS OF 12/31/04

Banking                   17.4%
Telecommunications        13.2%
Oil and gas               11.2%
Pharmaceuticals            8.9%
Retail                     4.4%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.

In the energy sector, one of the portfolio's largest holdings was Total, a French oil and petrochemicals company. We owned this stock because of its strong cash flow and experienced management, which has done well at controlling costs. The rising price of oil also helped to lift the stock, but for the period as a whole the position had a neutral impact on the fund's relative results. We also had overweight positions in Royal Dutch Petroleum of the Netherlands and in ENI of Italy, which performed in line with the market.

Two other French holdings had a negative impact on results. Christian Dior, the maker of luxury goods, declined with the drop in European consumer spending and the stronger euro, which makes its goods even more expensive in the United States and Asian markets. Also in the consumer cyclicals sector, automaker Renault underperformed, partly because of slowing automobile sales in Europe, and partly because of its stake in Nissan of Japan, another auto stock that struggled during the period.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 12/31/04)

 1 Vodafone Group PLC (4.4%)
   United Kingdom
   Telecommunications

 2 Royal Dutch Petroleum Co. (3.8%)
   Netherlands
   Oil and gas

 3 Novartis AG (3.7%)
   Switzerland
   Pharmaceuticals

 4 Total SA (3.7%)
   France
   Oil and gas

 5 Roche Holding AG (3.2%)
   Switzerland
   Pharmaceuticals

 6 ENI SpA (2.8%)
   Italy
   Oil and gas

 7 Vivendi Universal SA (2.5%)
   France
   Conglomerates

 8 France Telecom SA (2.3%)
   France
   Telecommunications

 9 Nestle SA (2.3%)
   Switzerland
   Food

10 Siemens AG (2.1%)
   Germany
   Electrical equipment

Footnote reads:
The fund's holdings will change over time.

In Switzerland, the portfolio had overweight exposure to two pharmaceutical stocks, Roche and Novartis, which advanced during the period but lagged the fund's benchmark. Drug companies around the world have struggled during the semiannual period following the announcement of major problems with two high-profile drugs marketed by U.S. companies. We believe that Roche and Novartis are better positioned than their U.S. counterparts because they currently have better product pipelines and fewer drugs facing near-term patent expirations.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In the second half of the fund's fiscal year, we see greater challenges facing stocks in Europe, though we believe these markets still offer attractive potential relative to U.S. stocks for several reasons. First, European stocks generally have attractive valuations, giving them room to appreciate as well as some support against volatility. Valuations are so low, in fact, that stock dividend yields are generally higher than European bond yields. Second, European interest rates are now lower than in the United States, and it seems unlikely that the European Central Bank and the Bank of England will raise rates in 2005 because inflation remains subdued at current levels of economic growth. Third, the strength of the euro is keeping inflation at bay while compelling companies to control costs. Fourth, Europe has greater potential for productivity improvement, whereas U.S. productivity is at all time high levels. It's no surprise that European stock markets, with high levels of liquidity and rising merger and acquisition activity, are attracting global investors. Given the context of a weakening global economy, we will continue to favor large, high-quality companies that can generate strong cash flows. We plan to maintain the fund's overweight exposure to the telecommunications sector and to France, where many companies are restructuring to enhance cash flow. We also expect to keep the fund underweighted in the United Kingdom until valuations improve. The large, high-quality companies the fund favors are, in our view, poised to outperform as competitive business conditions put pressure on companies with weaker business models.

-----------------------------------------------------------------------
The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund concentrates its investments in one region or in a limited number of sectors and involves more risk than a fund that invests more broadly.


Your fund's management

Your fund is managed by the members of the Putnam International Core Team. Heather Arnold is the Portfolio Leader, and Joshua Byrne and Mark Pollard are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam International Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended December 31.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                   $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -    $1,000,001
                   Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000    and over
-------------------------------------------------------------------------------------------------------------
Heather Arnold      2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003     *
-------------------------------------------------------------------------------------------------------------
Joshua Byrne        2004                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003                           *
-------------------------------------------------------------------------------------------------------------
Mark Pollard        2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/03.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joshua Byrne is also a Portfolio Leader of Putnam International Equity Fund.

Mark Pollard is also a Portfolio Member of Putnam International Equity Fund.

Heather Arnold, Joshua Byrne, and Mark Pollard may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended December 31, 2004, Portfolio Member Mark Pollard joined and Portfolio Member Melissa Reilly left your fund's management team. For a portion of the period, Mark Pollard and Heather Arnold alternately served as Portfolio Leader of your fund. Currently (as of February 1, 2005), Heather Arnold is Portfolio Leader.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.



-----------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
-----------------------------------------------------------------------------------------------------
                                                      $1 -        $10,001 -   $50,001 -    $100,001
                                      Year     $0     $10,000     $50,000     $100,000     $500,000
-----------------------------------------------------------------------------------------------------
Philippe Bibi                         2004      *
-----------------------------------------------------------------------------------------------------
Chief Technology Officer              2003      *
-----------------------------------------------------------------------------------------------------
John Boneparth                        2004                            *
-----------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt     2003                            *
-----------------------------------------------------------------------------------------------------
Kevin Cronin                          2004      *
-----------------------------------------------------------------------------------------------------
Deputy Head of Investments            N/A
-----------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.                 2004                            *
-----------------------------------------------------------------------------------------------------
President and CEO                     2003      *
-----------------------------------------------------------------------------------------------------
Amrit Kanwal                          2004      *
-----------------------------------------------------------------------------------------------------
Chief Financial Officer               N/A
-----------------------------------------------------------------------------------------------------
Steven Krichmar                       2004      *
-----------------------------------------------------------------------------------------------------
Chief of Operations                   N/A
-----------------------------------------------------------------------------------------------------
Francis McNamara, III                 2004                *
-----------------------------------------------------------------------------------------------------
General Counsel                       N/A
-----------------------------------------------------------------------------------------------------
Richard Monaghan                      2004                                         *
-----------------------------------------------------------------------------------------------------
Head of Retail Management             2003      *
-----------------------------------------------------------------------------------------------------
Stephen Oristaglio                    2004      *
-----------------------------------------------------------------------------------------------------
Head of Investments                   2003      *
-----------------------------------------------------------------------------------------------------
Richard Robie, III                    2004      *
-----------------------------------------------------------------------------------------------------
Chief Administrative Officer          N/A
-----------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended December 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)              (9/7/90)              (2/1/94)             (7/26/99)             (12/1/94)         (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP         NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                  17.45%     11.28%     16.95%     11.95%     16.97%     15.97%     17.18%     13.06%      17.27%
----------------------------------------------------------------------------------------------------------------------------
1 year                    18.37      12.17      17.49      12.49      17.49      16.49      17.77      13.67       18.06
----------------------------------------------------------------------------------------------------------------------------
5 years                   -8.72     -13.51     -12.12     -13.68     -12.07     -12.07     -10.95     -14.07       -9.85
Annual average            -1.81      -2.86      -2.55      -2.90      -2.54      -2.54      -2.29      -2.99       -2.05
----------------------------------------------------------------------------------------------------------------------------
10 years                 152.02     138.83     133.84     133.84     133.90     133.90     141.37     132.86      145.85
Annual average             9.68       9.10       8.87       8.87       8.87       8.87       9.21       8.82        9.41
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.21       9.79       9.38       9.38       9.38       9.38       9.70       9.42        9.93
----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/04
------------------------------------------------------------------------
                                                  Lipper European
                                                  Region Funds
                              MSCI Europe         category
                              Index               average*
------------------------------------------------------------------------
6 months                       17.32%              16.92%
------------------------------------------------------------------------
1 year                         20.88               21.51
------------------------------------------------------------------------
5 years                         0.31                9.68
Annual average                  0.06                1.14
------------------------------------------------------------------------
10 years                      172.41              165.57
Annual average                 10.54               10.16
------------------------------------------------------------------------
Annual average
(life of fund)                  9.55                9.36
------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 12/31/04, there were 122, 120, 73, 22 funds, respectively, in this Lipper category.

--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/04
--------------------------------------------------------------------------------------------------------
                                   Class A        Class B    Class C    Class M          Class R
Distributions (number)                1              1          1           1               1
--------------------------------------------------------------------------------------------------------
Income                             $0.2630        $0.1060    $0.1110    $0.0920          $0.2290
--------------------------------------------------------------------------------------------------------
Capital gains                         --             --         --         --              --
--------------------------------------------------------------------------------------------------------
Total                              $0.2630        $0.1060    $0.1110    $0.0920          $0.2290
--------------------------------------------------------------------------------------------------------
Share value:                    NAV       POP        NAV        NAV        NAV        POP       NAV
--------------------------------------------------------------------------------------------------------
6/30/04                      $18.05    $19.05     $17.40     $17.88     $17.84     $18.49     $18.03
--------------------------------------------------------------------------------------------------------
12/31/04                      20.93     22.09      20.24      20.80      20.81      21.56      20.91
--------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Europe Equity Fund from July 1, 2004, to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.



--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 12/31/04
--------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*           $7.67     $11.76     $11.76     $10.40      $9.04
--------------------------------------------------------------------------------------
Ending value (after expenses)   $1,174.50  $1,169.50  $1,169.70  $1,171.80  $1,172.70
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2004, use the calculation method below. To find the value of your investment on July 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 07/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 7/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $7.67 (see table above) = $76.70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 12/30/04
--------------------------------------------------------------------------------------
                                   Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Expenses paid per $1,000*            $7.12     $10.92     $10.92      $9.65      $8.39
--------------------------------------------------------------------------------------
Ending value (after expenses)    $1,018.15  $1,014.37  $1,014.37  $1,015.63  $1,016.89
--------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


--------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M    Class R
--------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                       1.40%      2.15%      2.15%      1.90%      1.65%
--------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+        1.76%      2.51%      2.51%      2.26%      2.01%
--------------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Europe
Equity Fund                   82%        80%        77%        89%       111%
-----------------------------------------------------------------------------
Lipper European Region
Funds category average       172%       114%       137%       324%       158%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year.
Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   3.03

Int'l stock
fund average       3.48

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of pur chase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of securities from 13 European countries.

Morgan Stanley Capital International (MSCI) Pacific Index is an unmanaged index of securities from five Asian countries.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2004 (Unaudited)

Common stocks (99.4%) (a)
Number of shares                                                          Value

Austria (1.0%)
-------------------------------------------------------------------------------
       130,140 Telekom Austria AG 144A                               $2,467,382
       187,875 Telekom Austria AG                                     3,562,006
                                                                 --------------
                                                                      6,029,388

Belgium (1.4%)
-------------------------------------------------------------------------------
        91,524 Interbrew SA                                           3,550,098
        52,522 Umicore NV/SA                                          4,943,249
                                                                 --------------
                                                                      8,493,347

Denmark (1.0%)
-------------------------------------------------------------------------------
       198,500 Danske Bank A/S                                        6,085,674

Finland (1.3%)
-------------------------------------------------------------------------------
       186,000 Orion-Yhtymae OYJ Class B                              3,010,760
       311,700 Sampo OYJ Class A                                      4,304,096
                                                                 --------------
                                                                      7,314,856

France (21.2%)
-------------------------------------------------------------------------------
        93,474 Autoroutes du Sud de la France (ASF)                   4,700,499
       158,892 BNP Paribas SA                                        11,510,141
        72,257 Christian Dior SA                                      4,915,135
       324,258 Credit Agricole SA                                     9,783,519
       189,186 France Telecom SA 144A                                 6,263,509
       408,271 France Telecom SA                                     13,516,904
        98,913 Lagardere SCA                                          7,138,374
        26,980 Pernod-Ricard SA                                       4,132,542
        76,599 Renault SA                                             6,407,706
         7,229 Renault SA 144A                                          604,725
        56,087 Schneider Electric SA                                  3,902,866
        17,631 Societes Des Autoroutes
               Paris-Rhin-Rhone (NON)                                 1,065,124
        38,860 Societes Des Autoroutes
               Paris-Rhin-Rhone 144A (NON)                            2,347,610
        99,006 Total SA                                              21,623,640
       345,827 Veolia Environnement                                  12,516,459
       468,135 Vivendi Universal SA (NON)                            14,945,331
                                                                 --------------
                                                                    125,374,084

Germany (6.9%)
-------------------------------------------------------------------------------
       134,900 BASF AG                                                9,702,490
       495,717 Deutsche Telekom AG (NON)                             11,210,850
        95,500 Metro AG                                               5,251,467
        43,100 Schwarz Pharma AG                                      1,947,692
       147,780 Siemens AG                                            12,524,869
                                                                 --------------
                                                                     40,637,368

Greece (1.4%)
-------------------------------------------------------------------------------
        40,100 National Bank of Greece SA                             1,323,258
       104,360 National Bank of Greece SA 144A                        3,443,770
       117,810 Titan Cement Co. SA                                    3,490,519
                                                                 --------------
                                                                      8,257,547

Hungary (0.8%)
-------------------------------------------------------------------------------
       158,307 OTP Bank (Rights)                                      4,885,585

Ireland (3.5%)
-------------------------------------------------------------------------------
       321,818 Allied Irish Banks PLC                                 6,713,827
       193,684 CRH PLC                                                5,185,748
       302,001 Depfa Bank PLC                                         5,077,261
     1,658,000 Eircom Group PLC                                       3,898,361
                                                                 --------------
                                                                     20,875,197

Italy (7.6%)
-------------------------------------------------------------------------------
       701,750 Banca Intesa SPA                                       3,013,845
       656,184 ENI SpA                                               16,427,318
     1,139,746 IntesaBCI SpA                                          5,483,562
       384,827 Mediaset SpA                                           4,879,761
     2,453,038 Telecom Italia SpA (S)                                10,035,111
       889,750 UniCredito Italiano SpA                                5,115,167
                                                                 --------------
                                                                     44,954,764

Morocco (0.2%)
-------------------------------------------------------------------------------
        81,960 Maroc Telecom 144A (NON)                                 936,805

Netherlands (9.2%)
-------------------------------------------------------------------------------
        79,425 IHC Caland NV                                          5,045,420
       331,160 ING Groep NV                                          10,018,771
       299,035 Koninklijke (Royal) Philips
               Electronics NV                                         7,929,224
       696,501 Koninklijke Ahold NV (NON)                             5,395,703
       389,058 Royal Dutch Petroleum Co.                             22,393,356
        93,133 Royal Numico NV (NON)                                  3,358,089
                                                                 --------------
                                                                     54,140,563

Norway (1.0%)
-------------------------------------------------------------------------------
        75,560 Norsk Hydro ASA                                        5,954,915

Poland (0.6%)
-------------------------------------------------------------------------------
       173,999 Powszechna Kasa Oszczednosci Bank
               Polski SA (NON)                                        1,616,216
       189,660 Powszechna Kasa Oszczednosci Bank
               Polski SA 144A (NON)                                   1,761,685
                                                                 --------------
                                                                      3,377,901

Spain (2.5%)
-------------------------------------------------------------------------------
       102,961 Altadis SA                                             4,715,786
       264,196 Iberdrola SA                                           6,714,586
       187,065 Indra Sistemas SA Class A                              3,195,797
                                                                 --------------
                                                                     14,626,169

Sweden (6.9%)
-------------------------------------------------------------------------------
       571,400 Assa Abloy AB Class B                                  9,764,654
       194,900 Hennes & Mauritz AB Class B                            6,793,344
       992,000 Nordea AB                                             10,007,077
       130,340 SKF AB Class B                                         5,808,850
     2,619,916 Telefonaktiebolaget LM Ericsson AB
               Class B (NON)                                          8,362,651
                                                                 --------------
                                                                     40,736,576

Switzerland (15.8%)
-------------------------------------------------------------------------------
       275,900 Credit Suisse Group (NON)                             11,601,003
        51,147 Nestle SA                                             13,385,145
       439,362 Novartis AG                                           22,145,885
       162,851 Roche Holding AG                                      18,751,932
        24,261 Swatch Group AG (The) Class B                          3,561,894
       112,497 Swiss Re                                               8,025,604
       102,673 UBS AG                                                 8,611,779
        44,030 Zurich Financial Services AG                           7,343,498
                                                                 --------------
                                                                     93,426,740

United Kingdom (17.1%)
-------------------------------------------------------------------------------
     2,848,330 Aggregate Industries PLC                               5,713,996
       180,649 AstraZeneca PLC                                        6,550,899
     1,098,658 Barclays PLC                                          12,359,288
       361,897 Burberry Group PLC                                     2,785,882
       674,163 Diageo PLC                                             9,615,837
     2,008,059 International Power PLC (NON)                          5,955,775
       202,501 Reckitt Benckiser PLC                                  6,118,786
       108,613 Rio Tinto PLC                                          3,196,372
       273,210 Royal Bank of Scotland Group PLC                       9,188,911
       158,728 Royal Bank of Scotland Group PLC
               144A                                                   5,338,522
     1,388,461 Tesco PLC                                              8,576,016
     9,523,372 Vodafone Group PLC                                    25,823,349
                                                                 --------------
                                                                    101,223,633
                                                                 --------------
               Total Common stocks
               (cost $456,289,187)                                 $587,331,112

Short-term investments (1.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,062,466 Short-term investments held as collateral
               for loaned securities with a yield of 1.60%,
               due January 3, 2005 (d)                               $5,061,793
     5,650,276 Putnam Prime Money Market Fund (e)                     5,650,276
                                                                 --------------
               Total Short-term investments
               (cost $10,712,069)                                   $10,712,069
-------------------------------------------------------------------------------
               Total Investments
               (cost $467,001,256)                                 $598,043,181
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $590,872,645.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at December 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at December 31, 2004 (as a percentage of net assets):

      Banking                 17.4%
      Telecommunications      13.2
      Oil and gas             11.2

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $4,818,252 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $461,350,980)              $592,392,905
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $5,650,276) (Note 5)            5,650,276
-------------------------------------------------------------------------------
Cash                                                                      331
-------------------------------------------------------------------------------
Foreign currency (cost $38,987) (Note 1)                               41,580
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             494,032
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                251,412
-------------------------------------------------------------------------------
Foreign tax reclaim receivable                                        476,799
-------------------------------------------------------------------------------
Total assets                                                      599,307,335

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                      270,022
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,214,495
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   989,200
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            150,358
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                137,890
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,566
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                411,958
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  5,061,793
-------------------------------------------------------------------------------
Other accrued expenses                                                197,408
-------------------------------------------------------------------------------
Total liabilities                                                   8,434,690
-------------------------------------------------------------------------------
Net assets                                                       $590,872,645

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $666,468,034
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (4,406,991)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (202,304,769)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 131,116,371
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $590,872,645

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($340,692,219 divided by 16,279,198 shares)                            $20.93
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $20.93)*                $22.09
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($226,675,430 divided by 11,197,728 shares)**                          $20.24
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,861,922 divided by 281,785 shares)**                               $20.80
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($17,641,626 divided by 847,868 shares)                                $20.81
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.81)*                $21.56
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,448 divided by 69 shares)                            $20.91
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.


** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $301,569)                         $2,545,651
-------------------------------------------------------------------------------
Interest (including interest income of $44,884 from
investments in affiliated issuers) (Note 5)                            45,440
-------------------------------------------------------------------------------
Securities lending                                                        473
-------------------------------------------------------------------------------
Total investment income                                             2,591,564

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,213,420
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      704,437
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               318,810
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             13,923
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       14,862
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 393,093
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,103,325
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  26,990
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  70,868
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 228,812
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    21,710
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (21,710)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (276,911)
-------------------------------------------------------------------------------
Total expenses                                                      4,811,632
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (285,646)
-------------------------------------------------------------------------------
Net expenses                                                        4,525,986
-------------------------------------------------------------------------------
Net investment loss                                                (1,934,422)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   38,640,148
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (67,915)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                   82,422
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       52,343,715
-------------------------------------------------------------------------------
Net gain on investments                                            90,998,370
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $89,063,948
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 December 31          June 30
Increase (decrease) in net assets                       2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                     $(1,934,422)      $2,363,997
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             38,572,233      134,931,376
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        52,426,137        6,774,598
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        89,063,948      144,069,971
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (4,235,243)      (5,679,885)
-------------------------------------------------------------------------------
Class B                                           (1,201,201)      (2,300,297)
-------------------------------------------------------------------------------
Class C                                              (31,378)         (41,785)
-------------------------------------------------------------------------------
Class M                                              (78,348)        (430,745)
-------------------------------------------------------------------------------
Class R                                                  (15)             (16)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               1,040           48,654
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (65,912,571)    (240,656,370)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           17,606,232     (104,990,473)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              573,266,413      678,256,886
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$4,406,991 and undistributed net investment
income of $3,073,616, respectively)             $590,872,645     $573,266,413
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                 Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $18.05          $14.84          $16.65          $18.63          $26.71          $21.72
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.04) (d)        .12 (d)         .20             .17             .12             .11
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  3.18            3.37           (1.79)          (2.02)          (6.05)           5.11
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       3.14            3.49           (1.59)          (1.85)          (5.93)           5.22
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.26)           (.28)           (.22)           (.13)           (.01)           (.19)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.14)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.26)           (.28)           (.22)           (.13)          (2.15)           (.23)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $20.93          $18.05          $14.84          $16.65          $18.63          $26.71
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     17.45*          23.59           (9.47)          (9.96)         (23.32)          24.07
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $340,692        $313,766        $369,565        $570,806        $786,342      $1,094,311
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .70* (d)       1.44 (d)        1.43            1.32            1.23            1.21
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.19)* (d)       .69 (d)        1.40            1.01             .52             .46
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.58*          82.35           79.66           76.68           88.89          110.71
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                          Six months
                                            ended
                                         December 31
Per-share                                (Unaudited)                                 Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $17.40          $14.31          $16.04          $17.95          $25.99          $21.14
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)             (.10) (d)         -- (d)(e)      .09             .04            (.05)           (.07)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  3.05            3.24           (1.73)          (1.95)          (5.85)           4.98
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.95            3.24           (1.64)          (1.91)          (5.90)           4.91
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.11)           (.15)           (.09)             --              --            (.02)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.14)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.11)           (.15)           (.09)             --           (2.14)           (.06)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $20.24          $17.40          $14.31          $16.04          $17.95          $25.99
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     16.95*          22.69          (10.21)         (10.64)         (23.87)          23.23
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $226,675        $229,608        $266,777        $378,679        $580,207        $877,126
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.08* (d)       2.19 (d)        2.18            2.07            1.98            1.96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)            (.56)* (d)      (.04) (d)        .68             .23            (.24)           (.30)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.58*          82.35           79.66           76.68           88.89          110.71
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                        Six months                                                                       period
                                          ended                                                                          July 26,
                                       December 31                                                                      1999+ to
Per-share                              (Unaudited)                             Year ended June                           June 30
operating performance                      2004            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $17.88          $14.68          $16.43          $18.39          $26.56          $21.68
--------------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)            (.10) (d)       (.01) (d)        .10             .03            (.03)           (.02)
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 3.13            3.33           (1.77)          (1.99)          (6.00)           5.10
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      3.03            3.32           (1.67)          (1.96)          (6.03)           5.08
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.11)           (.12)           (.08)             --              --            (.16)
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --              --              --              --           (2.14)           (.04)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.11)           (.12)           (.08)             --           (2.14)           (.20)
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees                              -- (e)          -- (e)          --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $20.80          $17.88          $14.68          $16.43          $18.39          $26.56
--------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    16.97*          22.65          (10.15)         (10.66)         (23.85)          23.06*
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $5,862          $5,482          $7,455         $10,751         $17,113         $13,501
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  1.08* (d)       2.19 (d)        2.18            2.07            1.98            1.82*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)           (.57)* (d)      (.06)(d)         .69             .20            (.12)           (.08)*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    30.58*          82.35           79.66           76.68           88.89          110.71
--------------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
                                     December 31
Per-share                            (Unaudited)                                   Year ended June 30
operating performance                    2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $17.84          $14.68          $16.46          $18.39          $26.50          $21.48
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)         (.08) (d)       (.01) (d)        .13             .08             .01            (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               3.14            3.37           (1.78)          (2.00)          (5.98)           5.08
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    3.06            3.36           (1.65)          (1.92)          (5.97)           5.06
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                        (.09)           (.20)           (.13)           (.01)             --              -- (e)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --              --           (2.14)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.09)           (.20)           (.13)           (.01)          (2.14)           (.04)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                            -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $20.81          $17.84          $14.68          $16.46          $18.39          $26.50
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  17.18*          22.97           (9.98)         (10.43)         (23.67)          23.58
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $17,642         $24,410         $34,460         $34,312         $54,103         $79,416
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .96* (d)       1.94 (d)        1.93            1.82            1.73            1.71
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         (.43)* (d)       .01 (d)         .98             .47             .04            (.08)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  30.58*          82.35           79.66           76.68           88.89          110.71
---------------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------
                                                           For the
                                           Six months       period
                                             ended         December 1,
                                          December 31      2003+ to
Per-share                                 (Unaudited)       June 30
operating performance                         2004            2004
-----------------------------------------------------------------------
Net asset value,
beginning of period                         $18.03          $16.95
-----------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------
Net investment income (loss)(a)               (.06)(d)         .04 (d)
-----------------------------------------------------------------------
Net realized and unrealized
gain on investments                           3.17            1.32
-----------------------------------------------------------------------
Total from
investment operations                         3.11            1.36
-----------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------
From net
investment income                             (.23)           (.28)
-----------------------------------------------------------------------
Redemption fees                                 -- (e)          -- (e)
-----------------------------------------------------------------------
Net asset value,
end of period                               $20.91          $18.03
-----------------------------------------------------------------------
Total return at
net asset value (%)(b)                       17.27*           8.08*
-----------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $1              $1
-----------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                      .83*(d)         .99*(d)
-----------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)              (.31)* (d)       .26* (d)
-----------------------------------------------------------------------
Portfolio turnover (%)                       30.58*          82.35
-----------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of 0.05% and 0.03%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Europe Equity Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C, class M and class R shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

Prior to April 19, 2004 a redemption fee of 1.00%, which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior year redemption fee balances have been reclassified to conform with current year financial statement presentation.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemp tive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At December 31, 2004, the value of securities loaned amounted to $4,818,252. The fund received cash collateral of $5,061,793 which is pooled with collateral of other Putnam funds into one issuer of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2004, the fund had a capital loss carryover of $235,448,267 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
------------------------------------
   $90,059,890      June 30, 2010
   145,388,377      June 30, 2011

The aggregate identified cost on a tax basis is $474,733,858, resulting in gross unrealized appreciation and depreciation of $125,183,600 and $1,874,277, respectively, or net unrealized appreciation of $123,309,323.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Effective July 15, 2004, Putnam Investments Limited ("PIL"), an affiliate of Putnam Manage ment, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.15% of the fund's average net assets. For the period ended December 31, 2004, Putnam Management waived $271,795 of its management fee from the fund.

Effective January 3, 2005, Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended December 31, 2004, Putnam Management has assumed $21,710 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended December 31, 2004, the fund paid PFTC $1,023,620 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2004, the fund's expenses were reduced by $285,646 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,346, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $3,774 and $360 from the sale of class A and class M shares, respectively, and received $117,788 and $106 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received no monies on class A and class M redemptions.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $168,822,446 and $243,443,094, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At December 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,148,154       $21,544,224
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       175,923         3,594,109
----------------------------------------------------------------
                                     1,324,077        25,138,333

Shares repurchased                  (2,427,031)      (45,522,000)
----------------------------------------------------------------
Net decrease                        (1,102,954)     $(20,383,667)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,880,863      $107,995,968
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       283,197         4,913,464
----------------------------------------------------------------
                                     7,164,060       112,909,432

Shares repurchased                 (14,684,020)     (242,633,634)
----------------------------------------------------------------
Net decrease                        (7,519,960)    $(129,724,202)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            160,642        $3,063,471
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        55,452         1,095,735
----------------------------------------------------------------
                                       216,094         4,159,206

Shares repurchased                  (2,217,345)      (39,994,642)
----------------------------------------------------------------
Net decrease                        (2,001,251)     $(35,835,436)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            561,241        $9,254,098
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       124,975         2,098,306
----------------------------------------------------------------
                                       686,216        11,352,404

Shares repurchased                  (6,127,641)      (99,946,633)
----------------------------------------------------------------
Net decrease                        (5,441,425)     $(88,594,229)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             15,169          $302,445
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,245            25,280
----------------------------------------------------------------
                                        16,414           327,725

Shares repurchased                     (41,234)         (755,237)
----------------------------------------------------------------
Net decrease                           (24,820)        $(427,512)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             23,394          $380,777
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,017            34,793
----------------------------------------------------------------
                                        25,411           415,570

Shares repurchased                    (226,669)       (3,710,347)
----------------------------------------------------------------
Net decrease                          (201,258)      $(3,294,777)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             73,601        $1,444,385
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,975            40,114
----------------------------------------------------------------
                                        75,576         1,484,499

Shares repurchased                    (595,797)      (10,750,633)
----------------------------------------------------------------
Net decrease                          (520,221)      $(9,266,134)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,459,182       $22,336,997
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,917           101,777
----------------------------------------------------------------
                                     1,465,099        22,438,774

Shares repurchased                  (2,443,954)      (41,482,952)
----------------------------------------------------------------
Net decrease                          (978,855)     $(19,044,178)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                  8              $163
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                15
----------------------------------------------------------------
                                             9               178

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                 9              $178
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                                to June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 59            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                16
----------------------------------------------------------------
                                            60             1,016

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                60            $1,016
----------------------------------------------------------------

At December 31, 2004, Putnam, LLC owned 61 class R shares of the fund (88.4% of class R shares outstanding), valued at $1,276.

Note 5
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2004, management fees paid were reduced by $5,116 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $44,884 for the period ended December 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's International group for the year ended December 31, 2004. The other Putnam mutual funds in this group are Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Goldman Sachs, Union Bank of Switzerland, Merrill Lynch, Citigroup, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Bear Stearns, Deutsche Bank, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp, JP Morgan, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                            Votes                Votes
                            for                  withheld
-------------------------------------------------------------------------------
Jameson A. Baxter           17,936,823           870,676
Charles B. Curtis           17,939,043           868,456
Myra R. Drucker             17,956,305           851,194
Charles E. Haldeman, Jr.    17,947,375           860,124
John A. Hill                17,938,408           869,091
Ronald J. Jackson           17,954,306           853,193
Paul L. Joskow              17,943,176           864,323
Elizabeth T. Kennan         17,921,426           886,073
John H. Mullin, III         17,929,950           877,549
Robert E. Patterson         17,942,953           864,546
George Putnam, III          17,897,296           910,203
A.J.C. Smith*               17,911,884           895,615
W. Thomas Stephens          17,927,889           879,610
Richard B. Worley           17,953,168           854,331

A motion with respect to a proposal to approve an amendment to the fund's Agreement and Declaration of Trust was not brought before the meeting and accordingly no vote was taken with respect to the proposal.

January 10, 2005 meeting

A proposal to amend fund's fundamental investment restriction with respect to borrowing to allow the fund the investments flexibility permitted by the Investment Company Act was defeated as follows:

                            Votes                Votes
                            for                  against           Abstentions
-------------------------------------------------------------------------------
                            11,766,415           1,198,777         6,026,229

A proposal to amend fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

                            Votes                Votes
                            for                  against           Abstentions
-------------------------------------------------------------------------------
                            11,845,783         1,102,612           6,043,026

A proposal to amend fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was defeated as follows:

                            Votes                Votes
                            for                  against           Abstentions
-------------------------------------------------------------------------------
                            12,280,983           738,460           5,971,978

* Mr. Smith resigned from the Board of Trustees on January 21, 2005.

All tabulations are rounded to nearest whole number.

The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund++
Limited Duration Government
Income Fund
Money Market Fund[SECTOION MARKS]
U.S. Government Income Trust


 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTOION MARKS] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.

Putnam puts your interests first

In January 2004, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and
Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com . Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA005-216570  2/05

Not FDIC Insured    May Lose Value    No Bank Guarantee




Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: February 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: February 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: February 28, 2005